                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  Essential Therapeutics, Inc., et al              Case No. 03-11317 (MFW)
                               Reporting Period:May 1, 2003 through May 31, 2003

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                        Document        Explanation
REQUIRED DOCUMENTS                                                                  Form No.            Attached         Attached
Schedule of Cash Receipts and Disbursements                                         MOR-1                  Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)               MOR-1 (CON'T)          Yes
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                             MOR-2                  Yes
Balance Sheet                                                                       MOR-3                  Yes
Status of Postpetition Taxes                                                        MOR-4                  Yes
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                                MOR-4                  Yes
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                                        MOR-5                  Yes
Debtor Questionnaire                                                                MOR-5                  Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------
Signature of Debtor                                          Date


---------------------------------------
Signature of Joint Debtor                                    Date


---------------------------------------
Signature of Authorized Individual*                          Date


---------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In re:  Essential Therapeutics, Inc., et al              Case No. 03-11317 (MFW)
-------------------------------------------         Reporting Period:May 1, 2003
                                 Debtor                     through May 31, 2003

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                                                               BANK ACCOUNTS
                                         OPER.           PAYROLL           TAX        PETTY CASH      RESTRICTED          INVESTMENT
CASH BEGINNING  OF MONTH                 2,353,685.93     56,248.17            -          667.24    1,571,644.66       14,498,867.62

RECEIPTS

CASH  SALES                                         -             -            -               -               -                   -
ACCOUNTS RECEIVABLE                                 -             -            -               -               -                   -
LOANS AND ADVANCES                         100,466.00             -            -               -               -                   -
SALE  OF  ASSETS                            37,022.00             -            -               -               -                   -
OTHER  (ATTACH  LIST)                      551,602.63             -            -               -               -           45,278.50
TRANSFERS  (FROM  DIP ACCTS)                       -     280,375.34            -               -               -                   -
                                         ------------    ----------    ---------   -------------    ------------       -------------
    TOTAL  RECEIPTS                        689,090.63    280,375.34            -               -               -           45,278.50

DISBURSEMENTS

GROSS PAYROLL                              212,377.60     82,077.98
PAYROLL TAXES                                       -
SALES, USE, & OTHER TAXES                      269.15
INVENTORY PURCHASES                                 -
SECURED/ RENTAL/ LEASES                      5,124.91
INSURANCE                                           -
ADMINISTRATIVE                               3,491.36                                                                       2,513.28
SELLING                                             -
OTHER  (ATTACH  LIST)                      230,209.66    120,140.13
                                                    -
OWNER DRAW *                                        -
TRANSFERS (TO DIP ACCTS)                   280,375.34
                                                    -
PROFESSIONAL FEES                                   -
U.S. TRUSTEE  QUARTERLY FEES                        -
COURT COSTS                                         -             -            -               -               -                   -
                                         ------------    ----------    ---------   -------------    ------------       -------------
TOTAL DISBURSEMENTS                        731,848.02    202,218.11            -               -               -            2,513.28

NET CASH FLOW                              (42,757.39)    78,157.23            -               -               -           42,765.22
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH                      2,310,928.54    134,405.40            -          667.24    1,571,644.66       14,541,632.84

                                                         CURRENT MONTH                     CUMULATIVE FILING TO DATE
                                                ACTUAL            PROJECTED              ACTUAL                PROJECTED
CASH BEGINNING  OF MONTH                        18,481,113.62     18,484,973.00          18,481,113.62         18,484,973.00

RECEIPTS

CASH  SALES                                                 -                 -                      -                     -
ACCOUNTS RECEIVABLE                                         -                 -                      -                     -
LOANS AND ADVANCES                                 100,466.00        100,466.00             100,466.00            100,466.00
SALE OF ASSETS                                      37,022.00         37,022.00              37,022.00             37,022.00
OTHER (ATTACH LIST)                                596,881.13        540,660.00             596,881.13            540,660.00
TRANSFERS (FROM DIP ACCTS)                         280,375.34                 -             280,375.34                     -
                                                -------------     -------------          -------------         -------------

    TOTAL  RECEIPTS                              1,014,744.47        678,148.00           1,014,744.47            678,148.00

DISBURSEMENTS

GROSS PAYROLL                                      294,455.58        326,627.00             294,455.58            326,627.00
PAYROLL TAXES                                               -         48,994.00                      -             48,994.00
SALES, USE, & OTHER TAXES                              269.15         10,000.00                 269.15             10,000.00
INVENTORY PURCHASES                                         -                 -                      -                     -
SECURED/RENTAL/LEASES                                5,124.91         57,750.00               5,124.91             57,750.00
INSURANCE                                                   -                 -                      -                     -
ADMINISTRATIVE                                       6,004.64         13,500.00               6,004.64             13,500.00
SELLING                                                     -                 -                      -                     -
OTHER (ATTACH LIST)                                350,349.79        368,659.00             350,349.79            368,659.00
                                                            -                 -                      -                     -
OWNER DRAW *                                                -                 -                      -                     -
TRANSFERS (TO DIP ACCTS)                           280,375.34                 -             280,375.34                     -
                                                            -                 -                      -                     -
PROFESSIONAL FEES                                           -        200,000.00                      -            200,000.00
U.S. TRUSTEE QUARTERLY FEES                                 -                 -                      -                     -
COURT COSTS                                                 -                 -                      -                     -
                                                -------------     -------------          -------------         ---------------

TOTAL DISBURSEMENTS                                936,579.41      1,025,530.00             936,579.41          1,025,530.00

NET CASH FLOW                                       78,165.06       (347,382.00)             78,165.06           (347,382.00)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH                             18,559,278.68     18,137,591.00          18,559,278.68         18,137,591.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                     THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH  ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                                                   $ 936,579.41
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                                $ 280,375.34
    PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                                 $         -
                                                                                                                      ------------

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                       $ 656,204.07
                                                                                                                        FORM MOR-1
                                                                                                                             (9/99)

In re:  Essential Therapeutics, Inc., et al

          Continuation Sheet for Initial MOR-1
                     Other Receipts


                                        Operating   Investment       Total
                                          May-03    ----------       -----
                                        ---------
                Other Receipts
Investment income                  $          -   $  44,398.60    $    44,398.60
Unrealized Gain on investments     $          -   $     879.90    $       879.90
Cobra insurance reimbursement      $     3,507.78 $       -       $     3,507.78
Interest income                    $       209.69 $       -       $       209.69
IR travel reimbursement            $     7,224.71 $       -       $     7,224.71
Sublease income-Naxcor             $    50,358.95 $       -       $    50,358.95
Fujisawa R&D reimbursement         $    75,000.00 $       -       $    75,000.00
Fujisawa FTE reimbursement         $   375,000.00 $       -       $   375,000.00
J&J Patent reimbursement           $    40,301.50 $       -       $    40,301.50
                                   -------------- ------------    --------------

Total Other Receipts               $   551,602.63 $  45,278.50    $   596,881.13
                                   ============== ============    ==============

In re:  Essential Therapeutics, Inc., et al

          Continuation Sheet for Initial MOR-1
                     Other Disbursements

                                 Operating        Payroll     Investment       Total
                                   May-03         -------     ----------       -----
                                 ---------
       Other Disbursements
Severance                     $    37,360.49  $   120,140.13  $      -     $   157,500.62
Consultants/Temporary Help    $    35,844.30  $          -    $      -     $    35,844.30
Decontamination Costs         $    52,778.95  $          -    $      -     $    52,778.95
Contract Services             $    90,972.80  $          -    $      -     $    90,972.80
R&D and Facility costs        $     9,760.71  $          -    $      -     $     9,760.71
Travel expenses               $     3,492.41  $          -    $      -     $     3,492.41
                              --------------  --------------  ----------   --------------

Total Other Disbursements     $   230,209.66  $   120,140.13  $      -     $   350,349.79
                              ==============  ==============  ==========   ==============

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Essential Therapeutics, Inc., et al.              Case No. 03-11317 (MFW)
         Debtor                                          Chapter: 11

                                                   Balance as of May 31, 2003

Fleet Bank
Account Number:  9429246901                       $               1,648,096.19

Fleet Bank
Account Number:  9427759535                       $                 360,084.81

Fleet Bank
Account Number:  9412142452                       $                          -

Fleet Bank
Account Number:  9429240139                       $                 302,747.54

Silicon Valley Bank
Account Number: 05027950-71                       $                 127,935.66

Silicon Valley Bank
Account Number: 05027950-72                       $                   6,469.74

Fleet Investment Account
Account Number: 0006537770                        $              14,541,632.84

Restricted Cash
Fleet Bank CD - 912833FS4-3                       $                 100,000.00
Fleet Bank CD - 000880693                         $               1,100,000.00
Silicon Valley Bank CD - 8800056672               $                 371,644.66
                                                  ----------------------------
Total Restricted Cash                             $               1,571,644.66
                                                  ----------------------------
Petty Cash                                                              667.24

Account detail available upon request

In re:  Essential Therapeutics, Inc., et al        Case No. 03-11317 (MFW)
-------------------------------------------
                    Debtor                         Reporting Period: May 1, 2003
                                                   through May 31, 2003

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                 Cumulative
REVENUES                                               May 2003                Filing to Date
Gross Revenues                                    $    231,204.00            $    231,204.00
Less:  Returns and Allowances                                   -                          -
                                                  ---------------            ---------------
Net Revenue                                            231,204.00                 231,204.00
OPERATING EXPENSES

Payroll Costs

 Salaries & Wages                                      329,834.15                 329,834.15
 Payroll Taxes                                          18,983.11                  18,983.11
 Employee Insurance Benefits                            27,201.27                  27,201.27
 Other Employee Benefits                                 5,226.11                   5,226.11
 Stock Compensation Exp - EE                            49,550.51                  49,550.51
 Management Incentive Bonus                            (10,370.65)                (10,370.65)
                                                  ---------------            ---------------
Total Payroll Costs                                    420,424.50                 420,424.50

Operational Costs

 Software/Comp Supls (less then $2.5K)                     576.45                     576.45
 Printing & Reproduction                                   247.30                     247.30
 Laboratory Supplies                                     2,035.41                   2,035.41
 Chemicals                                               2,645.16                   2,645.16
 Postage & Freight                                       1,939.06                   1,939.06
 Depreciation - Furniture/Fixtures                       2,202.42                   2,202.42
 Depreciation - Computer Equip                           4,126.42                   4,126.42
 Depreciation - Software                                   121.74                     121.74
 Depreciation - Equipment                                  369.77                     369.77
 Amortization - L/H Improvements                        27,447.29                  27,447.29
 Sales Tax on Capital Lease                                288.71                     288.71
 Furniture/Equipment Rental                              1,136.79                   1,136.79
 Business Travel                                        12,249.07                  12,249.07
 Meals & Entertainment                                     854.48                     854.48
 Other G&A Expenses                                        291.67                     291.67
 Conference, Seminar & Training                          2,585.00                   2,585.00
                                                  ---------------            ---------------
Total Operating Costs                                   59,116.74                  59,116.74

Outside Services

 Consultants & Honoraria                                55,400.54                  55,400.54
 Contract Services                                      81,323.70                  81,323.70
 Deferred Comp - Consultants                             1,832.00                   1,832.00
 Investor Relations                                      2,696.75                   2,696.75
 Insurance - D&O                                        26,458.17                  26,458.17
 Dues & Subscriptions                                    6,221.01                   6,221.01
 Books                                                     (74.25)                    (74.25)
 Clinical Development Insurance                          1,026.42                   1,026.42
 Legal - Corporate                                     100,000.00                 100,000.00
 Legal - Patent                                         60,000.00                  60,000.00
 Temporary Help                                          1,000.00                   1,000.00
 Bank Charges/Payroll Fees                               2,618.60                   2,618.60
                                                  ---------------            ---------------
Total Outside Services                                 338,502.94                 338,502.94

Facilities

 Rent                                                  205,184.76                 205,184.76
 Utilities                                              17,714.11                  17,714.11
 Property & Occupancy Taxes                              6,607.67                   6,607.67
 Business Insurance                                     23,912.03                  23,912.03
 Business Taxes                                            269.15                     269.15
 Telephone/Fax/Networking                               10,164.26                  10,164.26
 Janitorial                                              9,029.10                   9,029.10
 Safety/Hazardous Mat'l Monitor                            707.00                     707.00
 Repair & Maint - Bldg                                   2,654.63                   2,654.63
 Repair & Maint - Equipment                                714.87                     714.87
 Software License & Maint                                2,701.35                   2,701.35
                                                  ---------------            ---------------
Total Facilities                                       279,658.93                 279,658.93

Restructuring Expenses                                 206,355.74                 206,355.74
                                                  ---------------            ---------------

TOTAL OPERATING EXPENSES                             1,304,058.85               1,304,058.85
                                                  ---------------            ---------------

OPERATING INCOME                                    (1,072,854.85)             (1,072,854.85)

Other Income/Expenses

 Interest Income                                        40,827.24                  40,827.24
 Interest Expense                                       (7,014.34)                 (7,014.34)
 Gain/(Loss) on FA Disposals                             2,034.67                   2,034.67
 Other Expense                                               0.13                       0.13
                                                  ---------------            ---------------
Total Other Income and Expenses                         35,847.70                  35,847.70

NET INCOME BEFORE TAXES                             (1,037,007.15)             (1,037,007.15)

Income Tax Provision                                            -                          -
                                                  ---------------            ---------------
Income Tax Provision                                            -                          -

NET INCOME                                        $ (1,037,007.15)           $ (1,037,007.15)
                                                  ===============            ===============


                                                                      FORM MOR-2
                                                                          (9/99)

In re:  Essential Therapeutics, Inc., et al        Case No. 03-11317 (MFW)
-------------------------------------------
                         Debtor                    Reporting Period: May 1, 2003
                                                   through May 31, 2003

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                             BOOK VALUE AT END OF       BOOK VALUE AT PETITION DATE
                  ASSETS                                         May 31, 2003                        OF May 1, 2003
Current Assets
 Cash, Cash Equivalents & Investments
   Petty Cash                                                  $         667.24                      $        667.24
   Operating Cash                                                  1,948,960.60                         1,854,762.68
   Cash - Money Market                                               361,967.94                           498,923.25
   Cash - Payroll                                                    127,935.66                            47,271.56
   Sect 125 & FSA                                                      6,469.74                             8,976.61
   Cash Equivalents                                                  236,336.63                           175,618.31
   Short Term Investments                                          5,698,565.17                         5,751,826.08
   Long Term Investments                                           8,606,731.01                         8,575,282.93
                                                               ----------------                      ---------------
 Total Cash, Cash Equivalents & Investments                       16,987,633.99                        16,913,328.66

 Accounts Receivable
   Accounts Receivable - Trade                                       221,026.30                           586,327.80
   Accounts Receivable - Other                                       608,333.30                             2,666.67
                                                               ----------------                      ---------------
 Total Receivables                                                   829,359.60                           588,994.47

 Prepaid Expenses
   Prepaid Consulting                                                    503.75                               503.75
   Prepaid Property Insurance                                         67,274.22                            91,186.25
   Prepaid Medical Insurance                                          19,083.64                            48,075.33
   Prepaid Workers Compensation                                       10,438.63                            15,653.22
   Prepaid Clinical Trial Insurance                                    5,645.27                             6,671.69
   Prepaid Life Insurance                                                     -                             1,290.71
   Prepaid Dir & Off Insurance                                     1,274,706.11                         1,301,164.28
   Prepaid Contracts - Software                                       20,429.51                            23,130.86
   Prepaid Subscriptions & Dues                                       20,318.10                            24,343.16
   Prepaid Rent                                                      281,921.00                           523,229.00
   Prepaid Expenses - Other                                          423,564.37                           495,173.92
   Prepaid Property Tax                                                6,607.67                            13,215.34
                                                               ----------------                      ---------------
 Total Prepaid Expenses                                            2,130,492.27                         2,543,637.51

 Other Current Assets                                                274,660.00                             5,018.71
 Assets Held For Sale                                                760,514.47                           760,514.47
                                                               ----------------                      ---------------

Total Current Assets                                              20,982,660.33                        20,811,493.82

Fixed Assets
 Furniture and Fixtures                                              132,234.91                           132,234.91
 Computer Equipment                                                  276,103.22                           274,607.61
 Software                                                              4,361.99                             4,361.99
 Equipment                                                         8,263,383.23                         8,271,446.09
 L/H Improvements                                                  3,046,223.03                         3,046,223.03
                                                               ----------------                      ---------------
Total Capital Expenditures                                        11,722,306.38                        11,728,873.63

Accumulated Depreciation
 Accum Depr - Furniture & Fixtures                                   (11,652.01)                           (9,449.59)
 Accum Depr - Computers                                             (178,880.69)                         (174,754.27)
 Accum Depr - Software                                                  (182.61)                              (60.87)
 Accum Depr - Equipment                                           (6,898,346.49)                       (6,901,873.76)
 Accum Depr - L/H Improvements                                      (131,507.46)                         (104,060.17)
                                                               ----------------                      ---------------
Total Accumulated Depreciation                                    (7,220,569.26)                       (7,190,198.66)

Assets Held for Sale - Contra                                       (760,514.47)                         (760,514.47)
                                                               ----------------                      ---------------

Total Net Fixed Assets                                             3,741,222.65                         3,778,160.50
                                                               ----------------                      ---------------

Deposits                                                               5,080.82                           279,740.82
Restricted Cash - Long Term                                        1,571,644.66                         1,571,644.66

Other Non-Current Assets
 Employee Loans - Long Term                                           92,000.00                           797,499.96
 Goodwill                                                          1,526,216.88                         1,526,216.88
                                                               ----------------                      ---------------
Total Other Non-Current Assets                                     1,618,216.88                         2,323,716.84
                                                               ----------------                      ---------------

TOTAL ASSETS                                                   $  27,918,825.34                      $ 28,764,756.64
                                                               ================                      ===============


LIABILITIES & STOCKHOLDERS' EQUITY
Liabilities

In re:  Essential Therapeutics, Inc., et al        Case No. 03-11317 (MFW)
-------------------------------------------
                         Debtor                    Reporting Period: May 1, 2003
                                                   through May 31, 2003

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                             BOOK VALUE AT END OF       BOOK VALUE AT PETITION DATE
                  ASSETS                                         May 31, 2003                        OF May 1, 2003
 Current Liabilities

   Accounts Payable-Prepetition                                $     279,208.16                      $    239,077.04
   Accounts Payable-Postpetition                                      97,927.52                                    -
                                                               ----------------                      ---------------
   Total Accounts Payable                                            377,135.68                           239,077.04

   Accrued Compensation
     Accrued Salaries & P/R Taxes                                     41,402.93                             7,517.30
     Accrued Vacation & Sick Time                                    123,301.73                           141,124.06
     Accrued Sect 125 & FSA Deduction                                  1,330.87                             1,809.36
     Accrued Bonus & Incentive Compensation                          150,215.81                           166,140.75
                                                               ----------------                      ---------------
   Total Accrued Compensation                                        316,251.34                           316,591.47

   Accrued Restructuring 02 - S/T                                    643,818.33                           644,503.33
   Accrued Restructuring 03 - S/T                                    922,290.00                           944,998.32
   Deferred Revenue                                                  166,662.67                           249,996.67

   Other Current Liabilities
     Accrued Curr Liab - Other                                       174,156.66                           174,156.66
     Accrued Legal - General                                         100,000.00                                    -
     Accrued Legal - Patents                                          71,072.58                            46,358.70
     Accrued Investor Relations                                       88,781.59                           108,700.76
     Accrued Property Taxes                                           67,982.22                            67,982.22
     Accrued Sales & Use Tax - CA                                      2,663.04                               195.41
     Current Portion - Capital Leases                                 49,391.76                            45,146.03
     Current Portion - Notes Payable                                 181,399.83                           179,902.33
                                                               ----------------                      ---------------
   Total Other Current Liabilities                                   735,447.68                           622,442.11

 Total Current Liabilities                                         3,161,605.70                         3,017,608.94


 Long-term Liabilities
   Long Term Portion - Capital Leases                                122,707.93                           130,600.47
   Long Term Portion - Notes Payable                                 417,745.92                           434,572.97
   Accrued Rent-Long Term                                            387,514.27                           372,778.56
                                                               ----------------                      ---------------
 Total Long-Term Liabilities                                         927,968.12                           937,952.00
                                                               ----------------                      ---------------

Total Liabilities                                                  4,089,573.82                         3,955,560.94
                                                               ----------------                      ---------------

Convert Redeem PS-Series B                                        53,902,147.00                        53,902,147.00

Stockholders' Equity
 Common Stock                                                         18,939.94                            18,939.94
 Additional Paid-In Capital                                      104,286,042.89                       104,286,042.89
 Notes Receivable from Stockholders                                 (150,744.53)                         (155,545.09)
 Unrealized Gain/(Loss) Mkt Sec                                      260,721.13                           259,841.23
 Deferred Compensation                                            (1,105,987.88)                       (1,157,370.39)
 Retained Earnings - Prior Yrs                                  (122,314,980.85)                     (122,314,980.85)
 Retained Earnings - Current Yr                                  (11,066,886.18)                      (10,029,879.03)
                                                               ----------------                      ---------------
Total Stockholders' Equity                                       (30,072,895.48)                      (29,092,951.30)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                       $  27,918,825.34                      $ 28,764,756.64
                                                               ================                      ===============
                                                               $              -                      $             -

In re:  Essential Therapeutics, Inc., et al        Case No. 03-11317 (MFW)
-------------------------------------------
                           Debtor                  Reporting Period: May 1, 2003
                                                   through May 31, 2003

                      Essential Therapeutics - Consolidated
                             Balance Sheet - Detail
                       Financial Stmts - By Business Unit
                 For the Period from May 1, 2003 to May 31, 2003

                                               Essential         Althexis         Maret            Eliminations     Grand Total
Current Assets
 Cash, Cash Equivalents & Investments
   Petty Cash                                          417.24           250.00               -                 -            667.24
   Operating Cash                                1,648,096.19        (1,883.13)     302,747.54                 -      1,948,960.60
   Cash - Money Market                                      -       361,967.94               -                 -        361,967.94
   Cash - Payroll                                  127,935.66                -               -                 -        127,935.66
   Sect 125 & FSA                                    6,469.74                -               -                 -          6,469.74
   Cash Equivalents                                230,336.63         6,000.00               -                 -        236,336.63
   Short Term Investments                        5,698,565.17                -               -                 -      5,698,565.17
   Long Term Investments                         8,606,731.01                -               -                 -      8,606,731.01
                                               --------------    -------------    ------------     -------------    --------------
 Total Cash, Cash Equivalents & Investments     16,318,551.64       366,334.81      302,747.54                 -     16,987,633.99
 Accounts Receivable
   Accounts Receivable - Trade                     221,026.30                -               -                 -        221,026.30
   Accounts Receivable - Other                     608,333.30                -               -                 -        608,333.30
   Intercompany Receivable                      24,231,432.79       516,692.34        9,947.60    (24,758,072.73)                -
                                               ---------------   -------------    ------------     -------------    --------------
 Total Receivables                              25,060,792.39       516,692.34        9,947.60    (24,758,072.73)       829,359.60
 Prepaid Expenses
   Prepaid Consulting                                  503.75                -               -                 -            503.75
   Prepaid Property Insurance                        3,039.97        64,234.25               -                 -         67,274.22
   Prepaid Medical Insurance                        19,083.64                -               -                 -         19,083.64
   Prepaid Workers Compensation                      9,787.16           651.47               -                 -         10,438.63
   Prepaid Clinical Trial Insurance                         -                -        5,645.27                 -          5,645.27
   Prepaid Dir & Off Insurance                              -     1,274,706.11               -                 -      1,274,706.11
   Prepaid Contracts - Software                     18,880.86         1,548.65               -                 -         20,429.51
   Prepaid Subscriptions & Dues                             -        20,318.10               -                 -         20,318.10
   Prepaid Rent                                    281,921.00                -               -                 -        281,921.00
   Prepaid Expenses - Other                        370,320.83         7,740.64       45,502.90                 -        423,564.37
   Prepaid Property Tax                              6,607.67                -               -                 -          6,607.67
                                               --------------    -------------    ------------     -------------    --------------
 Total Prepaid Expenses                            710,144.88     1,369,199.22       51,148.17                 -      2,130,492.27
 Other Current Assets                              274,660.00                -               -                 -        274,660.00
 Assets Held For Sale                              540,000.00       220,514.47               -                 -        760,514.47
                                               --------------    -------------    ------------     -------------    --------------
Total Current Assets                            42,904,148.91     2,472,740.84      363,843.31    (24,758,072.73)    20,982,660.33
Fixed Assets
 Furniture and Fixtures                                     -       132,234.91               -                 -        132,234.91
 Computer Equipment                                119,870.40       156,232.82               -                 -        276,103.22
 Software                                                   -         4,361.99               -                 -          4,361.99
 Equipment                                       7,603,172.61       660,210.62               -                 -      8,263,383.23
 L/H Improvements -                                         -     3,046,223.03               -                 -      3,046,223.03
                                               --------------    -------------    ------------     -------------    --------------
Total Capital Expenditures                       7,723,043.01     3,999,263.37               -                 -     11,722,306.38
Accumulated Depreciation
 Accum Depr - Furniture & Fixtures                          -       (11,652.01)              -                 -        (11,652.01)
 Accum Depr - Computers                            (95,375.08)      (83,505.61)              -                 -       (178,880.69)
 Accum Depr - Software                                      -          (182.61)              -                 -           (182.61)
 Accum Depr - Equipment                         (6,733,328.97)     (165,017.52)              -                 -     (6,898,346.49)
 Accum Depr - L/H Improvements                              -      (131,507.46)              -                 -       (131,507.46)
                                               --------------    -------------    ------------     -------------    --------------
Total Accumulated Depreciation                  (6,828,704.05)     (391,865.21)              -                 -     (7,220,569.26)
Assets Held for Sale - Contra                     (540,000.00)     (220,514.47)              -                 -       (760,514.47)
                                               --------------    -------------    ------------     -------------    --------------
Total Net Fixed Assets                             354,338.96     3,386,883.69               -                 -      3,741,222.65
                                               --------------    -------------    ------------     -------------    --------------
Deposits                                                    -         5,080.82               -                 -          5,080.82
Restricted Cash - Long Term                      1,471,644.66       100,000.00               -                 -      1,571,644.66
Other Non-Current Assets
 Notes Receivable                                           -       150,744.53               -       (150,744.53)                -
 Employee Loans - Long Term                         92,000.00                -               -                 -         92,000.00
 Goodwill                                        1,526,216.88                -               -                 0      1,526,216.88
 Investment in Althexis                            228,862.60                -               -       (228,862.60)                -
 Investment in Maret                            (1,951,323.00)               -               -      1,951,323.00                 -
                                               --------------    -------------    ------------     -------------    --------------
Total Other Non-Current Assets                    (104,243.52)      150,744.53               -      1,571,715.87      1,618,216.88
                                               --------------    -------------    ------------     -------------    --------------
TOTAL ASSETS                                    44,625,889.01     6,115,449.88      363,843.31    (23,186,356.86)    27,918,825.34
                                               ==============    =============    ============     =============    ==============

In re:  Essential Therapeutics, Inc., et al        Case No. 03-11317 (MFW)
-------------------------------------------
                           Debtor                  Reporting Period: May 1, 2003
                                                   through May 31, 2003

                      Essential Therapeutics - Consolidated
                             Balance Sheet - Detail
                       Financial Stmts - By Business Unit
                 For the Period from May 1, 2003 to May 31, 2003

                                               Essential         Althexis         Maret            Eliminations     Grand Total
LIABILITIES & STOCKHOLDERS' EQUITY
Liabilities
 Current Liabilities
   Accounts Payable-Prepetition                    123,774.56        46,297.31      109,136.29                 -        279,208.16
   Accounts Payable-Postpetition                    33,170.27        40,859.38       23,897.87                 -         97,927.52
                                               --------------    -------------    ------------     -------------    --------------
   Total Accounts Payable                          156,944.83        87,156.69      133,034.16                 -        377,135.68
   Accrued Compensation
     Accrued Salaries & P/R Taxes                   41,402.91             0.02               -                 -         41,402.93
     Accrued Vacation & Sick Time                   77,125.00        46,176.73               -                 -        123,301.73
     Accrued Sect 125 & FSA Deduction                1,330.87                -               -                            1,330.87
     Accrued Bonus & Incentive Compensation                 -       150,215.81               -                 -        150,215.81
                                               --------------    -------------    ------------     -------------    --------------
   Total Accrued Compensation                      119,858.78       196,392.56               -                 -        316,251.34
   Accrued Restructuring 02 - S/T                           -       643,818.33               -                 -        643,818.33
   Accrued Restructuring 03 - S/T                  922,290.00                -               -                 -        922,290.00
   Deferred Revenue                                166,662.67                -               -                 -        166,662.67
   Other Current Liabilities
     Accrued Curr Liab - Other                              -       172,656.66        1,500.00                 -        174,156.66
     Accured Legal - General                                -       100,000.00               -                 -        100,000.00
     Accrued Legal - Patents                        60,000.00         5,000.00        6,072.58                 -         71,072.58
     Accrued Investor Relations                             -        88,781.59               -                 -         88,781.59
     Accrued Property Taxes                         67,982.22                -               -                 -         67,982.22
     Accrued Sales & Use Tax - CA                    2,463.63                -          199.41                 -          2,663.04
     Current Portion - Capital Leases               49,391.76                -               -                 -         49,391.76
     Current Portion - Notes Payable                        -       181,399.83               -                 -        181,399.83
                                               --------------    -------------    ------------     -------------    --------------
   Total Other Current Liabilities                 179,837.61       547,838.08        7,771.99                 -        735,447.68
                                               --------------    -------------    ------------     -------------    --------------
 Total Current Liabilities                       1,545,593.89     1,475,205.66      140,806.15                 -      3,161,605.70
                                               --------------    -------------    ------------     -------------    --------------
 Long-term Liabilities
   Long Term Portion - Capital Leases              122,707.93                -               -                 -        122,707.93
   Long Term Portion - Notes Payable                        -       417,745.92               -                 -        417,745.92
   Accrued Rent - Long Term                                 -       387,514.27               -                 0        387,514.27
   Intercompany Payable                                     -    18,247,263.67    6,510,809.06    (24,758,072.73)                -
                                               --------------    -------------    ------------     -------------    --------------
 Total Long-Term Liabilities                       122,707.93    19,052,523.86    6,510,809.06    (24,758,072.73)       927,968.12
                                               --------------    -------------    ------------     -------------    --------------
Total Liabilities                                1,668,301.82    20,527,729.52    6,651,615.21    (24,758,072.73)     4,089,573.82
                                               --------------    -------------    ------------     -------------    --------------
Convert Redeem PS-Series B                      53,902,147.00                -               -                 -     53,902,147.00
Stockholders' Equity
 Common Stock                                       18,939.94                -               -                 -         18,939.94
 Additional Paid-In Capital                    104,286,042.89                -               -                 -    104,286,042.89
 Net Equity at Acquisition                                  -       228,862.60   (1,951,323.00)     1,722,460.40                 -
 Notes Receivable from Stockholders                         -                -               -       (150,744.53)      (150,744.53)
 Unrealized Gain/(Loss) Mkt Sec                    260,721.13                -               -                 -        260,721.13
 Deferred Compensation                          (1,105,987.88)               -               -                 -     (1,105,987.88)
 Retained Earnings - Prior Yrs                (107,568,751.06)  (11,211,664.09)  (3,534,565.70)                -   (122,314,980.85)
 Retained Earnings - Current Yr                 (6,835,524.83)   (3,429,478.15)    (801,883.20)                -    (11,066,886.18)
                                               --------------    -------------    ------------     -------------    --------------
Total Stockholders' Equity                     (10,944,559.81)  (14,412,279.64)  (6,287,771.90)     1,571,715.87    (30,072,895.48)
                                               --------------    -------------    ------------     -------------    --------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY        44,625,889.01     6,115,449.88      363,843.31    (23,186,356.86)    27,918,825.34
                                               ==============    =============    ============     =============    ==============

In re:  Essential Therapeutics, Inc., et al        Case No. 03-11317 (MFW)
-------------------------------------------
                     Debtor                        Reporting Period: May 1, 2003
                                                   through May 31, 2003

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                      Beginning      Amount                                 Ending
                                         Tax      Withheld or   Amount   Date   Check No.     Tax
                                      Liability     Accrued      Paid    Paid    or EFT     Liability
Federal
Withholding                                   -
FICA-Employee                                 -
FICA-Employer                                 -
Unemployment                                  -
Income                                        -
Other:_________________                       -
                                              -
   Total Federal Taxes                ---------
State and Local
Withholding                                   -
Sales                                         -
Excise                                        -
Unemployment                                  -
Real Property                                 -
Personal Property                             -
Other:_________________                       -
                                      ---------
   Total State and Local                      -
Total Taxes                                   -
                                      --------

Essential Therapeutics, Inc. and its subsidiaries The Althexis Company, Inc. and Maret Corporation attest that they are compliant with the payment all of taxes as of May 31, 2003.

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                                                           Number of Days Past Due
                                                            Current           0-30          31-60       61-90    Over 90    Total
                                                            -------           ----          -----       -----    -------    -----
Accounts Payable                                          $ 97,927.52 See attachment for details
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:__________________________
Other:__________________________

Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts. All items will be paid within our normal terms of 30 days from date of invoice.

*"Insider" is defined in 11 U.S.C. Section 101(31).                   FORM MOR-4
                                                                      (9/99)

In re:  Essential Therapeutics, Inc., et al          Case No. 03-11317 (MFW)
-------------------------------------------
                            Debtor Reporting Period: May 1, 2003 through May 31, 2003

           The Althexis Company Inc.
           -------------------------
American Express                                         $ 10,612.15
Biodirect                                                $    324.50
Robert C. Blanks                                         $  9,671.14
Citiside Limo                                            $  1,009.20
Columbia Insurance Agency                                $    133.45
Conigliaro Industries Inc.                               $    105.60
CSC                                                      $    224.00
Data Evolution                                           $  1,000.00
Foley Food and Vending Co.                               $    659.99
New York Times                                           $     46.00
Tim Noyes                                                $    486.92
Premiere Conferencing                                    $     84.37
Primus Telecommunication                                 $     22.00
David P. Rosenbaum, Ph.D.                                $ 12,240.90
RR Donnelley Receivables, Inc.                           $  1,752.00
UPS                                                      $    384.11
Verizon                                                  $  1,742.29
Xerox Corporation                                        $    360.76
                                                         -----------
                                                         $ 40,859.38

               Maret Corporation
               -----------------
Abt Associates, Inc.                                     $  3,025.00
Dow Pharmaceutical Sciences                              $ 20,872.87
                                                         -----------
                                                         $ 23,897.87

          Essential Therapeutics, Inc.
          ----------------------------
Alpha Innotech Corp                                      $    106.30
Bank of America                                          $  2,276.32
Bio-Rad Laboratories                                     $    197.21
City of Mountain View                                    $  1,150.62
EnVectra                                                 $  6,329.00
LabWorks Equipment Service, Inc.                         $    379.46
MCI                                                      $  2,314.32
Orkin Exterminating Company                              $    276.35
PG&E                                                     $ 15,842.30
Qiagen, Inc.                                             $     26.37
Redwood City Electric, Inc.                              $    496.50
Scientific Environmental Labs                            $    707.00
Tosop Biosep LLC                                         $    271.40
Unitrans International Corp                              $    228.00
Unifirst Corporation                                     $    229.12
Vargas Gardening Service, Inc.                           $    300.00
Wise Waste & Environmental                               $  2,040.00
                                                         -----------
                                                         $ 33,170.27

Total outstanding AP                                     $ 97,927.52
                                                         ===========

In re:  Essential Therapeutics, Inc., et al        Case No. 03-11317 (MFW)
-------------------------------------------
                          Debtor                   Reporting Period: May 1, 2003
                                                   through May 31, 2003


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                     Amount
Total Accounts Receivable at the beginning of the reporting period $ 586,327.80
+ Amounts billed during the period                                 $ 125,000.00
- Amounts collected during the period                              $(490,301.50)
                                                                   ------------
Total Accounts Receivable at the end of the reporting period       $ 221,026.30
                                                                   ============

Accounts Receivable Aging                                              Amount
0 - 30 days old                                                    $ 125,000.00
31 - 60 days old                                                   $  96,026.30
61 - 90 days old                                                   $          -
91+ days old                                                       $          -
                                                                   ------------
Total Accounts Receivable                                          $ 221,026.30
Amount considered uncollectible (Bad Debt)                         $          -
                                                                   ------------
Accounts Receivable (Net)                                          $ 221,026.30
                                                                   ============

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                                             Yes        No
1.   Have any assets been sold or transferred outside the normal course of                X
     business this reporting period? If yes, provide an explanation below.
2.   Have any funds been disbursed from any account other than a debtor in                           X
     possession account this reporting period? If yes, provide an explanation below.
3.   Have all postpetition tax returns been timely filed? If no, provide an               X
     explanation below.
4.   Are workers compensation, general liability and other necessary insurance            X
     coverages in effect? If no, provide an explanation below.

                                                                      FORM MOR-5
                                                                      (9/99)